                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                     FIRST PALMETTO FINANCIAL CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                     FIRST PALMETTO FINANCIAL CORPORATION
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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Notes:

                               January 26, 1998


Dear Stockholder:

     It is our pleasure to invite you to attend the Annual Meeting of Stockholders of First Palmetto Financial Corporation ("First Palmetto"), the holding company for First Palmetto Savings Bank, F.S.B. (the "Bank"). The Annual Meeting will be held at the Bank's main office, 407 DeKalb Street, Camden, South Carolina, on Monday, February 23, 1998 at 10:00 a.m., local time.

     Notice of the Annual Meeting, together with a Proxy Statement and Proxy Card, are enclosed and describe in detail the formal business we will conduct. As an integral part of the Annual Meeting, we will report on First Palmetto's and the Bank's operations. Our directors and officers will, of course, be available for your questions.

     Detailed information concerning our business activities and operating results through September 30, 1997 is contained in our Annual Report, which is enclosed.

     Your vote is important, regardless of the number of shares you own. ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.

     Thank you for your cooperation and continuing support.

                              Sincerely,



                              Samuel R. Small
                              President and Chief Executive Officer

                     FIRST PALMETTO FINANCIAL CORPORATION
                               407 DEKALB STREET
                         CAMDEN, SOUTH CAROLINA  29020
                                (803) 432-2265

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                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 23, 1998
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NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of First Palmetto Financial Corporation ("First Palmetto"), the holding company for First Palmetto Savings Bank, F.S.B. (the "Bank"), will be held at the Bank's main office, 407 DeKalb Street, Camden, South Carolina, on Monday, February 23, 1998, at 10:00 a.m., local time, for the following purposes:

     1.   The election of four directors of First Palmetto.

     2. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.

Pursuant to the Bylaws, the Board of Directors has fixed the close of business on January 23, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

In the event there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by First Palmetto.

You are requested to complete and sign the enclosed Proxy Card, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. Your proxy will not be used if you attend and vote at the Annual Meeting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    DARLENE H. LOVE
                                    SECRETARY

Camden, South Carolina
January 26, 1998


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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE FIRST PALMETTO THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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                     FIRST PALMETTO FINANCIAL CORPORATION
                               407 DEKALB STREET
                         CAMDEN, SOUTH CAROLINA  29020
                                (803) 432-2265

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                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 23, 1998
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     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Palmetto Financial Corporation ("First Palmetto"), the holding company for First Palmetto Savings Bank, F.S.B. (the "Bank"), to be used at the Annual Meeting of Stockholders of First Palmetto (the "Annual Meeting") to be held at the Bank's main office, 407 DeKalb Street, Camden, South Carolina, on Monday, February 23, 1998, at 10:00 a.m., local time. It is anticipated that this Proxy Statement will be mailed to stockholders on or about January 26, 1998.

     If the enclosed form of proxy is properly executed and returned to First Palmetto in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE FOUR NOMINEES OF FIRST PALMETTO'S BOARD OF DIRECTORS AS DIRECTORS. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present. Except for procedural matters incidental to the conduct of the Annual Meeting, First Palmetto does not know of any other matters that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.

     The securities which can be voted at the Annual Meeting consist of shares of common stock of First Palmetto, par value $0.01 per share (the "Common Stock"). Each share entitles its owner to one vote on all matters, including the election of directors. The close of business on January 23, 1998 has been fixed by the Board of Directors as the record date for determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"). The number of shares outstanding on that date was 708,010. The presence, in person or by proxy, of one-third of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.


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                             REVOCATION OF PROXIES
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     The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. However, stockholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of First Palmetto a written notice of revocation, by delivering to First Palmetto a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

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                         STOCK OWNERSHIP OF MANAGEMENT
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     The following table sets forth information as of the Record Date with respect to the shares of Common Stock beneficially owned by each director and director emeritus of First Palmetto, including the Chief Executive Officer, and by all directors, executive officers and directors emeritus of First Palmetto as a group. This information is based on information furnished to First Palmetto by such persons.

                                                    AMOUNT AND NATURE       PERCENT OF
                                                      OF BENEFICIAL        COMMON STOCK
                                                      OWNERSHIP (1)         OUTSTANDING
                                                    ------------------     -------------

Directors:
  H. Davis Green, Jr.                                     28,281                3.99%
  Samuel R. Small                                         81,660               11.53
  Steve G. Williams, Jr.                                  30,579                4.32
  Pierce W. Cantey, Jr.                                   25,274                3.57
  William R. Clyburn                                       6,500                 .92
  James L. Creed                                          32,566                4.60
  Frank D. Goodale, Jr.                                    6,140                 .87
  Donald H. Holland                                       11,300                1.60
  Charlie E. Nash                                         14,221                2.01
  Glenn G. Tucker                                         55,387                7.82

All Directors and Executive Officers
 as a Group (10 persons)                                 291,908               41.23

Directors Emeritus:
  Austin Sheheen, Sr.                                        921                 .13
  H.B. Marshall, Jr.                                       2,500                 .35
  William F. Tripp, Jr.                                    2,500                 .35

All Directors, Executive Officers
  and Directors Emeritus as a Group (13 persons)         297,829               42.06

______________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is considered the beneficial owner of any shares of Common Stock
     (a) over which he has or shares voting or investment power or (b) of which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares. This table includes shares owned directly by directors and officers of First Palmetto as well as shares held by their spouses and minor children and trusts of which certain of them are trustees, but does not include shares held or beneficially owned by other relatives as to which they disclaim beneficial ownership.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires First Palmetto's officers and directors, and persons who own more than 10% of a registered class of First Palmetto's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required to furnish First Palmetto with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, First Palmetto believes that, during the year ended September 30, 1997, all such filing requirements were complied with.

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                       PRINCIPAL HOLDERS OF COMMON STOCK
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     The following table sets forth information as of the Record Date with respect to the persons believed by First Palmetto to be the beneficial owners of more than five percent of the outstanding shares of Common Stock. This information is based upon the most recent Schedule 13D filed by such persons with the Securities and Exchange Commission or information provided to First Palmetto by such persons.

                                                        PERCENT
NAME AND ADDRESS            AMOUNT AND NATURE OF    OF COMMON STOCK
OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP (1)    OUTSTANDING
------------------------  ------------------------  ----------------

Samuel R. Small                   81,660                 11.53%
407 DeKalb Street
Camden, South Carolina

Glenn G. Tucker                   55,387                  7.82%
1510 Lyttleton Street
Camden, South Carolina

______________
(1) For the definition of beneficial ownership and additional information with respect to the nature of the beneficial ownership, see footnote (1) to the table in "Stock Ownership of Management."

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                             ELECTION OF DIRECTORS
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     Pursuant to First Palmetto's Certificate of Incorporation, the directors are divided into three classes, as nearly equal in number as possible, with the number of directors as specified in the Bylaws. In general, the term of office of only one class of directors expires in each year, and their successors are elected for terms of three years and until their successors are elected and qualified. Delaware law provides that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

     The Board of Directors has nominated H. Davis Green, Jr., Steve G. Williams, Jr., Donald H. Holland and Glenn G. Tucker, who are currently directors of First Palmetto (see below), to serve for terms of three years and until their successors are elected and qualified. It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of such nominees for their respective terms, unless otherwise directed by the stockholder. The nominees have consented to stand for election and to serve if elected as directors. If any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS. Unless otherwise indicated, properly executed proxies will be voted in accordance with the Board's recommendation.

INFORMATION AS TO DIRECTORS, DIRECTORS EMERITUS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to First Palmetto's directors and executive officers.

                                                                                                    YEAR FIRST      YEAR
                                                                                                       ELECTED      TERM
NAME                                                        AGE(1)        POSITION(S) HELD           DIRECTOR(2)   EXPIRES
----                                                        ------  -----------------------------   -------------  -------

H. Davis Green, Jr.                                          60     Chairman of the Board                1970       1998
                                                                    of First Palmetto

Samuel R. Small                                              50     President and Chief Executive        1980       1999
                                                                    Officer of First Palmetto and
                                                                    Chairman of the Board, President
                                                                    and Chief Executive Officer of
                                                                    the Bank

Steve G. Williams, Jr.                                       41     Senior Vice President and            1989       1998
                                                                    Treasurer of First Palmetto
                                                                    and Senior Vice President
                                                                    Regulatory Administration/
                                                                    Communications of the Bank

Pierce W. Cantey, Jr.                                        56     Director                             1996       2000

William R. Clyburn                                           61     Director                             1968       2000

James L. Creed                                               72     Director                             1970       2000

Frank D. Goodale, Jr.                                        64     Director                             1979       1999

Donald H. Holland                                            69     Director                             1971       1998

Charlie E. Nash                                              56     Director                             1983       1999

Glenn G. Tucker                                              48     Director                             1980       1998

----------------
(1)  As of December 31, 1997.

(2) Except for Mr. Cantey, year first elected as a director of Palmetto State Savings Bank of South Carolina ("Palmetto State") or First Federal Savings and Loan Association of Camden ("First Federal"), the predecessors of the Bank, which is First Palmetto's wholly-owned subsidiary. Each director of First Palmetto is also a director of the Bank.

     The principal occupations and business experience for the past five years of each director, director emeritus and executive officer of First Palmetto is set forth below.

DIRECTORS:
----------

     H. DAVIS GREEN, JR. is an appraiser and the owner of H. Davis Green, Jr. Appraisals in Camden. Mr. Green has been Chairman of the Board of First Palmetto since October 1991. Previously, he had been Vice Chairman of the Board of First Palmetto since First Federal merged with First Palmetto in October 1990. Prior to that, he served at various times as President, Chief Executive Officer and Chairman of the Board of First Federal.

     SAMUEL R. SMALL has been President and Chief Executive Officer of First Palmetto and Chief Executive Officer of the Bank since October 1990. In October 1991, he became Chairman of the Board of the Bank. Previously, he had served as Vice Chairman of the Board of the Bank. Prior to the merger of First Federal and Palmetto State, Mr. Small served at various times as Executive Vice President, President, Chief Operating Officer and Chief Executive Officer of First Federal.

     STEVE G. WILLIAMS, JR. has been Senior Vice President and Treasurer of First Palmetto and an executive officer of the Bank since October 1990. Previously, Mr. Williams served at various times as Treasurer of First Palmetto and Vice President, Senior Vice President and Treasurer of Palmetto State.

     PIERCE W. CANTEY, JR. is the managing partner of Carswell, Cantey, Burch and Associates, LLP, an accounting firm.

     WILLIAM R. CLYBURN is the retired general manager of H&H Chevrolet. He is President of Bill Clyburn Realty, Inc.

     JAMES L. CREED is retired. Previously, he was employed by D.J. Creed, Inc., a timber company in Camden.

     FRANK D. GOODALE, JR. is a jeweler and owner of F.D. Goodale, a jewelry retailer in Camden.

     DONALD H. HOLLAND is a partner in the law firm of Holland, DuBose and Cushman in Camden. He has served as a South Carolina State Senator since 1969.

     CHARLIE E. NASH is the President of Charlie E. Nash Insurance Agency, Inc. in Camden.

     GLENN G. TUCKER has been President of Tucker Down East Resources, Inc., a recreational services provider, since January 1996. Prior to that, he was the co-publisher of the Chronicle - Independent in Camden.

DIRECTORS EMERITUS:
-------------------

     H.B. MARSHALL, JR. is self-employed by a life insurance company affiliated with the New York Life Insurance Company.

     AUSTIN SHEHEEN, SR. is a retired business executive. Previously, Mr. Sheheen was President of Sheheen Texaco, Inc., a petroleum distributorship in Camden.

     WILLIAM F. TRIPP, JR. is a retired plant manager of the E.I. DuPont de Nemours Textile Fibers Plant in Camden.

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               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
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     First Palmetto's entire Board of Directors serves as a nominating committee for the purpose of selecting the Board's nominees for election as directors.
The Board of Directors held one meeting as a nominating committee during fiscal 1997. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from First Palmetto's stockholders for nominees, nor has it established any procedures for this purpose other than as set forth in the Certificate of Incorporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive office of First Palmetto not later than the close of business on the 15th day following the date on which notice is mailed or prior public disclosure is made of the date of an annual meeting. Public disclosure of the date of the Annual Meeting was made by the issuance of a press release on December 26, 1997. A stockholder's notice of nomination must also set forth certain information specified in First Palmetto's Certificate of Incorporation concerning the nominating stockholder and each person the stockholder proposes to nominate for election. Stockholder nominations may be made by any stockholder eligible to vote at an annual meeting, provided the notice of nomination is timely and complies with the informational requirements of the Certificate of Incorporation. Nominations by any stockholder eligible to vote at the Annual Meeting are required to be received by First Palmetto on or before January 10, 1998.

     There are no standing committees of the Board of Directors of First Palmetto. The Board of Directors of the Bank carries out many of its duties through committees.

     The Bank's Audit Committee, currently composed of directors Cantey, Creed, Holland and Nash, is responsible for the review and evaluation of First Palmetto's and the Bank's internal controls and accounting procedures. It also periodically reviews audit reports with the independent auditors and recommends the annual appointment of such auditors. The Audit Committee held one meeting during fiscal 1997.

     The Bank's Compensation Committee, currently composed of directors Green, Holland, Nash and Tucker held two meetings during fiscal 1997.

     During fiscal 1997, First Palmetto's Board of Directors held six meetings and the Bank's Board of Directors held 12 meetings. No director of First Palmetto and the Bank attended fewer than 75% of the total meetings of the boards of directors and committees on which such director served during this period.

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                            EXECUTIVE COMPENSATION
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       The following table sets forth cash and noncash compensation awarded to or earned by the Chief Executive Officer of First Palmetto during fiscal 1997, 1996 and 1995.

                                         SUMMARY COMPENSATION TABLE
 -----------------------------------------------------------------------------------------------------------------
                                    ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                                ---------------------------   ---------------------------------------------------
                                                                       AWARDS                PAYOUTS
                                                              ---------------------------    -------
                                                   OTHER
                                                   ANNUAL     RESTRICTED     SECURITIES                ALL OTHER
                                                  COMPEN-       STOCK        UNDERLYING       LTIP      COMPEN-
NAME AND                        SALARY    BONUS   SATION (2)  AWARDS(S)      OPTIONS/SARS    PAYOUTS   SATION (3)
PRINCIPAL POSITION (1)    YEAR   ($)       ($)      ($)         ($)              (#)           ($)        ($)
-----------------------------------------------------------------------------------------------------------------

Samuel R. Small           1997  167,667      --          --           --                -- (4)    --       8,400
  President and Chief     1996  160,000      --          --           --                --        --       8,400
  Executive Officer       1995  120,000   5,800          --           --                --        --       6,000
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(1) No other executive officer earned in excess of $100,000 in salary and bonus in fiscal 1997, 1996 and 1995.

(2) Executive officers of First Palmetto receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits in fiscal 1997, 1996 and 1995 by the named executive officer did not exceed 10% of the executive's annual salary and bonus.

(3)  Represents directors fees for each of fiscal 1997, 1996 and 1995.

(4)  No options were granted or outstanding during fiscal 1997.

DIRECTORS' COMPENSATION

     During fiscal 1997, each director of the Bank received an annual fee of $8,400. Non-employee directors also receive a fee of $100 per committee meeting attended.

REPORT OF THE COMPENSATION COMMITTEE

     As members of the Compensation Committee of the Bank, it is our duty to review compensation policies applicable to executive officers; to consider the relationship of corporate performance to that compensation; to recommend salary and bonus levels for executive officers for consideration by the Board of Directors of the Bank; and to administer various incentive plans of First Palmetto and the Bank.

     Overview. Under the compensation policies of the Bank, which are endorsed by the Compensation Committee, compensation is paid based both on the executive officer's performance and the performance of First Palmetto and the Bank. In assessing the performance of First Palmetto and the Bank for purposes of compensation decisions, the Compensation Committee considers a number of factors, including profits of First Palmetto and the Bank during the past year relative to their profit plans, changes in the value of First Palmetto's stock, reports of federal regulatory examinations of First Palmetto and the Bank, growth, business plans for future periods, and regulatory capital levels. The Compensation Committee assesses individual executive performance based upon its determination of the officer's contributions to the performance of First Palmetto and the Bank and the accomplishment of First Palmetto's and the Bank's strategic goals. In assessing performance for the year ended September 30, 1997 and previous years, the members of the Committee did not make use of a mechanical weighting formula or use specific performance targets, but instead weighed the described factors as they deemed appropriate in the total circumstances.

     Base Salary. The 1997 salary levels of First Palmetto's senior officers were established in 1996 consistent with this compensation policy. In its 1996 review of base compensation, the Committee determined that the performance of Mr. Small in managing First Palmetto and the Bank was satisfactory, based upon the 1996 financial performance of First Palmetto, including the growth in assets, income, and capitalization during 1996; the financial performance trends for 1996 and the preceding four years, which included growth in assets, net income, and stockholders' equity in each year; the results of confidential regulatory examinations; his continued involvement in community affairs in the communities served by the Bank; First Palmetto's planned levels of financial performance for 1997; and a general level of satisfaction with the management of First Palmetto and the Bank. Based upon the results of this review, the salary of Mr. Small was established at $182,000 per year for 1997, which represented an increase of 13.8% over his 1996 base salary.

     No member of the Compensation Committee is a former or current officer or employee of First Palmetto or the Bank.

January 16, 1998

                              H. Davis Green

                              Donald H. Holland

                              Charlie E. Nash

                              Glenn G. Tucker


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Donald H. Holland, a member of the Compensation Committee, is a partner in the law firm of Holland, DuBose and Cushman, Camden, South Carolina, which renders legal services to the Bank in connection with loan closings and other corporate matters. Aggregate fees paid by the Bank to such firm for the year ended September 30, 1997 were $124,093.

STOCK PERFORMANCE COMPARISONS

     The following graph shows the cumulative total return on the Common Stock of First Palmetto over the last five years, compared with the S & P 500 Index and a portfolio of all publicly traded thrifts and thrift holding companies. Cumulative total return on the stock or the index equals the total increase in value since September 30, 1992 assuming reinvestment of all dividends paid into the stock or the index, respectively. The graph was prepared assuming that $100 was invested on September 30, 1992 in the Common Stock, and the securities included in the indexes. There is not an established public trading market for the Common Stock.



                      CUMULATIVE TOTAL STOCKHOLDER RETURN
                 COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                 SEPTEMBER 30, 1992 THROUGH SEPTEMBER 30, 1997

                           [LINE GRAPH APPEARS HERE]

                     First Palmetto Financial Corporation


                                                                     Period Ending
                                         ---------------------------------------------------------------------
Index                                     9/30/92     9/30/93     9/30/94     9/30/95     9/30/96     9/30/97
--------------------------------------------------------------------------------------------------------------
First Palmetto Financial Corporation       100.00      116.32      159.24      164.45      210.74      268.56
S&P 500                                    100.00      113.00      117.17      152.02      182.92      256.71
Thrifts(A11)                               100.00      155.52      170.54      223.33      269.74      468.70


Source: SNL Securities LC                                         (804) 977-1600
Charlottesville, VA 22902

CERTAIN TRANSACTIONS

     First Palmetto and the Bank have had, and expect to have in the future, transactions in the ordinary course of business with directors and executive officers and members of their immediate families, as well as with principal stockholders. All loans included in such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with non-affiliated persons. It is the belief of management that such loans neither involved more than the normal risk of collectibility nor presented other unfavorable features.

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                             INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors expects to appoint KPMG Peat Marwick LLP to audit First Palmetto's financial statements for the fiscal year ending September 30, 1998. KPMG Peat Marwick LLP served as First Palmetto's independent auditors for the year ended September 30, 1997 and has served as First Palmetto's independent auditors since 1991. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting. He will be available to respond to appropriate questions and will have the opportunity to make a statement if he desires to do so.

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                                   MISCELLANEOUS
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     The cost of soliciting proxies in the form enclosed herewith will be borne by First Palmetto. In addition to solicitation of proxies by mail, First Palmetto, through its directors, officers and regular employees, may also solicit proxies personally or by telegraph or telephone without additional compensation. First Palmetto will request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

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                             STOCKHOLDER PROPOSALS
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     Any proposal intended to be presented by any stockholder for action at next year's Annual Meeting of Stockholders of First Palmetto must be received by the Secretary of First Palmetto at First Palmetto's main office, 407 DeKalb Street, Camden, South Carolina 29020 not later than September 28, 1998 in order for the proposal to be considered for inclusion in the proxy materials relating to that Annual Meeting. In addition, First Palmetto's Certificate of Incorporation provides that due notice of business to be bought before an annual meeting by a stockholder must be delivered to the principal executive offices of First Palmetto neither fewer than 30 nor more than 90 days prior to the meeting, unless notice or prior public disclosure of the date of the meeting occurs fewer than 45 days prior to the date of the meeting, in which event the Certificate of Incorporation provides that due notice of business to be brought before the meeting by a stockholder must be delivered not later than the close of business on the 15th day following the day on which notice of the day of the meeting was mailed or public disclosure was made. Nothing in this paragraph shall be deemed to require First Palmetto to include in its proxy materials any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission or First Palmetto's Certificate of Incorporation or Bylaws in effect at the time such proposal is received.

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                             FINANCIAL INFORMATION
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     A copy of First Palmetto's Annual Report to Stockholders for fiscal 1997 accompanies this Proxy Statement. FIRST PALMETTO HAS FILED AN ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997 WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF SUCH REPORT ON FORM 10-K BY WRITING TO THE SECRETARY OF FIRST PALMETTO AT POST OFFICE BOX 861, CAMDEN, SOUTH CAROLINA 29020.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              DARLENE H. LOVE
                              SECRETARY
Camden, South Carolina
January 26, 1998

                                REVOCABLE PROXY
                     FIRST PALMETTO FINANCIAL CORPORATION

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                        ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 23, 1998
--------------------------------------------------------------------------------

     The undersigned hereby constitutes and appoints Samuel R. Small and Charlie
E. Nash, and each of them, the proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders (the "Annual Meeting") of First Palmetto Financial Corporation ("First Palmetto"), the holding company for First Palmetto Savings Bank, F.S.B. (the "Bank"), to be held at the Bank's main office, 407 DeKalb Street, Camden, South Carolina, on Monday, February 23, 1998, at 10:00 a.m., local time, and at any adjournments thereof, and to vote all the shares of stock of First Palmetto which the undersigned may be entitled to vote, upon the following matters:

                                                           FOR       WITHHOLD
                                                           ---       --------
     I.    The election as directors of the nominees
           listed below.                                   [_]         [_]

                H. Davis Green, Jr.
                Steve G. Williams, Jr.
                Donald H. Holland
                Glenn G. Tucker

                INSTRUCTION:  TO WITHHOLD
                YOUR VOTE FOR ANY NOMINEE(S), WRITE
                THAT NOMINEE'S NAME ON THE LINE BELOW.

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   II. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINEES LISTED ABOVE.

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THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREIN. IF NO INSTRUCTIONS TO THE CONTRARY ARE MARKED HEREIN, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ABOVE AND AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.
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               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

   The undersigned stockholder hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to its exercise.

Dated: ___________________, 1998

____________________________          _____________________________________
PRINT NAME OF STOCKHOLDER             PRINT NAME OF STOCKHOLDER



____________________________          _____________________________________
SIGNATURE OF STOCKHOLDER              SIGNATURE OF STOCKHOLDER


PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE ENCLOSED CARD. When signing as attorney, executor, administrator, trustee or guardian, etc., please give your full title. If the signer is a corporation, please sign the full name by a duly appointed officer. If shares are held jointly, each holder should sign.


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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
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